Exhibit 12

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing the statement on Schedule 13D to which this agreement is included as an exhibit jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities and Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them to such statement with respect to the common stock of Blackstone Mortgage Trust, Inc. beneficially owned by each of them. Each of the undersigned hereby expressly authorizes each other party to file on its behalf any and all amendments to such statement. This Joint Filing Agreement shall be included as an exhibit to such statement.

Dated: January 10, 2014

BLACKSTONE TREASURY HOLDINGS III L.L.C.

By:	Blackstone Holdings III L.P., its sole member
By:	Blackstone Holdings III GP L.P., its general partner
By:	Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE HOLDINGS III L.P.

By:	Blackstone Holdings III GP L.P., its general partner
By:	Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE HOLDINGS III GP L.P.

By:	Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE HOLDINGS III GP MANAGEMENT L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

THE BLACKSTONE GROUP L.P.

By:	Blackstone Group Management L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

[Blackstone Joint Filing Agreement]

BLACKSTONE GROUP MANAGEMENT L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

/s/ Stephen A. Schwarzman
STEPHEN A. SCHWARZMAN

[Blackstone Joint Filing Agreement]